NUMBER

GMC 3002

SHARES

4750271



INCORPORATED UNDER THE LAWS OF THE MARSHALL ISLANDS

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ, NEW YORK, NY AND PITTSBURGH, PA

GENERAL MARITIME CORPORATION

15,000,000 Authorized Shares with $0.01 Par Value

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP Y2693R 11 9

COMMON STOCK

THIS CERTIFIES THAT

SEE REVERSE SIDE FOR THE RESTRICTIVE LEGEND

GMC 003002
0517
NC00358090
OCM--MARI
NCL--0000

OCM MARINE INVESTMENTS CTB LTD
C/O OAKTREE CAPITAL
MANAGEMENT LP
333 SOUTH GRAND AVENUE
28TH FLOOR
LOS ANGELES CA 90071

4750271******
*4750271*****
4750271**
4750271
****4750271**

FOUR MILLION SEVEN HUNDRED FIFTY THOUSAND TWO HUNDRED SEVENTY ONE

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.01 EACH OF THE COMMON STOCK OF

General Maritime Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: 05/17/12

JOHN P TAVLARIOS
PRESIDENT

GENERAL MARITIME CORPORATION
CORPORATE SEAL 2000 MARSHALL ISLANDS

LEONARD J VRONDISSIS
SECRETARY

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE SHAREOWNER SERVICES LLC

The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	— as tenants in common	UNIF GIFT MIN ACT —	______ Custodian ______ (Cust) (Minor)
TEN ENT	— as tenants by the entireties		under Uniform Gifts to Minors
JT TEN	— as joint tenants with right of survivorship and not as tenants in common		Act ______ (State)

Additional abbreviations may also be used though not in the above list.

For value received, ______ *hereby sell, assign and transfer unto*

[illegible]

______

[illegible]

______

______

______ *shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______ *Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______

NOTICE: [illegible]

SIGNATURE(S) GUARANTEED

[illegible]

F

"THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON MAY 17, 2012, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS ("STATE ACTS") AND MAY NOT BE SOLD, ASSIGNED, PLEDGED OR TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR STATE ACTS OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO (I) RESTRICTIONS PURSUANT TO ARTICLE FIVE OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE ISSUER (THE "COMPANY"), (II) CONDITIONS SPECIFIED IN A SHAREHOLDERS' AGREEMENT, DATED AS OF MAY 17, 2012, AS AMENDED OR MODIFIED FROM TIME TO TIME, GOVERNING THE COMPANY AND BY AND AMONG CERTAIN SHAREHOLDERS, AND (III) (II) CONDITIONS SPECIFIED IN A REGISTRATION AGREEMENT, DATED AS OF MAY 17, 2012, AS AMENDED OR MODIFIED FROM TIME TO TIME. A COPY OF ANY OF SUCH AMENDED AND RESTATED ARTICLES OF INCORPORATION, SHAREHOLDERS' AGREEMENT OR REGISTRATION AGREEMENT SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE."

NUMBER

GMC 3003

INCORPORATED UNDER THE LAWS OF THE MARSHALL ISLANDS

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ, NEW YORK, NY AND PITTSBURGH, PA



GENERAL MARITIME CORPORATION

15,000,000 Authorized Shares with $0.01 Par Value

SHARES

5050289

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP Y2693R 11 9

COMMON STOCK

THIS CERTIFIES THAT

NC00358090

SEE REVERSE SIDE FOR THE RESTRICTIVE LEGEND

OCM MARINE HOLDINGS TP L P
C/O OAKTREE CAPITAL
MANAGEMENT LP
333 SOUTH GRAND AVENUE
28TH FLOOR
LOS ANGELES CA 90071

*5050289*****
5050289**
5050289
****5050289**
*****5050289*

IS THE OWNER OF ***FIVE MILLION FIFTY THOUSAND TWO HUNDRED EIGHTY NINE***

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.01 EACH OF THE COMMON STOCK OF

General Maritime Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: 5/17/12

GENERAL MARITIME CORPORATION CORPORATE SEAL 2000 MARSHALL ISLANDS

JOHN P. TAVLARIOS
PRESIDENT

LEONARD J. VRONDISSIS
SECRETARY

COMPUTERSHARE SHAREOWNER SERVICES LLC

The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — ____________ Custodian ____________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ____________
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ______________________ *hereby sell, assign and transfer unto*

____

____

____

____ *shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ *Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________

NOTICE:

SIGNATURE(S) GUARANTEED:

F

"THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON MAY 17, 2012, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS ("STATE ACTS") AND MAY NOT BE SOLD, ASSIGNED, PLEDGED OR TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR STATE ACTS OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO (I) RESTRICTIONS PURSUANT TO ARTICLE FIVE OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE ISSUER (THE "COMPANY"); (II) CONDITIONS SPECIFIED IN A SHAREHOLDERS' AGREEMENT, DATED AS OF MAY 17, 2012, AS AMENDED OR MODIFIED FROM TIME TO TIME, GOVERNING THE COMPANY AND BY AND AMONG CERTAIN SHAREHOLDERS, AND (III) (I) CONDITIONS SPECIFIED IN A REGISTRATION AGREEMENT, DATED AS OF MAY 17, 2012, AS AMENDED OR MODIFIED FROM TIME TO TIME. A COPY OF ANY OF SUCH AMENDED AND RESTATED ARTICLES OF INCORPORATION, SHAREHOLDERS' AGREEMENT OR REGISTRATION AGREEMENT SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE."